Exhibit 32

Certification of CEO and CFO Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the quarterly report of MIT Holding, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William C. Parker, the Chief Executive Officer of the Company, and John A. Sabia, the Controller of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      MIT HOLDING, INC.

By: /s/ William C. Parker
    ----------------------------------
    William C. Parker, President & CEO

Dated: August 13, 2007

By: /s/ John A. Sabia
    ----------------------------------------------------------
    John A. Sabia, Controller, the principal financial officer

Dated: August 13, 2007


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